UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2018

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales	1-5491	98-1023315
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2800 Post Oak Boulevard Suite 5450 Houston, Texas		77056-6189
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 - Results of Operations and Financial Condition

On October 31, 2018 Rowan Companies plc (“Rowan”) issued a press release announcing its financial results (the “Earnings Release”) for the quarter ended September 30, 2018. The Earnings Release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose information regarding Rowan’s results of operations or financial condition, and other than the portions thereof that relate solely to the proposed business combination of Rowan and Ensco plc (“Ensco”), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Rowan under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01 - Other Events

The portions of the Earnings Release that relate solely to the proposed business combination of Rowan and Ensco are being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 14a-12 of the Exchange Act, as amended.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Exhibit Description

99.1	Earnings Release of Rowan Companies plc

***

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to discounted cash flows, revenue growth, future dividend levels, credit ratings or other attributes of the combined company following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Exchange Act, as amended, and Section 27A of the Securities Act).  Forward-looking statements include words or phrases such as “anticipate,’ “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import.  These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of Rowan and Ensco, delays, costs and difficulties related to the transaction, market conditions, and the combined company’s financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco’s and Rowan’s Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov.  Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.  All information in this document is as of today.  Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC. To the extent Ensco effects the proposed transaction as a court-sanctioned scheme of arrangement between Rowan and Rowan’s shareholders under the UK Companies Act of 2006, as amended, the issuance of Ensco’s ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines, with Rowan’s consent, to structure the transaction as an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, Ensco will file a registration statement with the SEC containing a prospectus with respect to Ensco’s ordinary shares that would be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Rowan in connection with Rowan’s shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Rowan with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan’s website at www.rowan.com/investor-relations.

Participants in the Solicitation

Rowan and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in Rowan’s proxy statement relating to its 2018 General Meeting of Shareholders, as filed with the SEC on April 3, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Rowan’s' security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process

Rowan is incorporated under the laws of England and Wales. In addition, some officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Rowan or its officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Rowan or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2018	Rowan Companies plc

	By:	/s/ Stephen M. Butz
Stephen M. Butz Executive Vice President and Chief Financial Officer